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                                                                    EXHIBIT 10.2

                                 LIMITED WAIVER


         This Limited Waiver (this "Waiver") is made as of __________________ by Bank One, NA, formerly known as The First National Bank of Chicago, individually and as agent (the "Agent"), the other financial institutions signatory hereto and IPCRe Limited, a Bermuda corporation (the "Borrower").


                                    RECITALS


         A. The Borrower, the Agent and the Lenders are party to that certain Credit Agreement dated as of June 30, 1998 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrower has requested a waiver of, and the undersigned Lenders wish to waive, certain provisions of the Credit Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Waiver. The undersigned Lenders hereby (a) waive any breach of Section 6.10 of the Credit Agreement with respect to the Fiscal Quarter of the Borrowing ending on __________________ arising solely out of the failure during such Fiscal Quarter of the positive excess, if any, of (i) the positive Consolidated Borrower Net Income, if any, for the period of the then most recently ended four Fiscal Quarters of the Borrower over (ii) the aggregate amount of all dividends, distributions, repurchases or other acquisitions paid or made during such period to exceed the aggregate amount of all dividends, distributions, repurchases and other acquisitions made by the Borrower during such Fiscal Quarter (any such breach being a "Covenant Breach") and (b) waive any Default or Unmatured Default under Section 7.3 of the Credit Agreement which may have heretofore arisen out of the Covenant Breach.

                  2. Representation and Warranty. As an inducement to the Lenders to grant the foregoing waiver, the Borrower represents and warrants that, after giving effect to this Waiver, as of the date hereof (a) there exists no Default or Unmatured Default and (b) the representations and warranties contained in Article V of the Credit Agreement (other than Section 5.6) are true and correct except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

                  3. Effective Time. This Waiver shall become effective upon (a) the execution and delivery hereof by the Required Lenders (without respect to whether it has been executed and delivered by all Lenders).

                  4. Miscellaneous.

                           (a) The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any Default, Unmatured Default, condition or provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

                           (b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.


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                           (c) This Waiver may be executed in any number of
         counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  5. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                                         [signature pages follow]


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         IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative
Agent have executed this Agreement as of the date first above written.


                                    IPCRe LIMITED



                                    By:


                                    Title:


                                    BANK ONE, NA (Main Office Chicago), formerly known as The First National Bank of Chicago, Individually and as Agent


                                    By:


                                    Title:


                                    CITIBANK, N.A., Individually and as
                                    Documentation Agent



                                    By:


                                    Title:


                                    THE BANK OF BERMUDA LIMITED, Individually



                                    By:


                                    Title:


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                                    BANKBOSTON, N.A., Individually



                                    By:


                                    Title:


                                    DEUTSCHE BANK AG (New York and Cayman Island
                                    Branches), Individually



                                    By:


                                    Title:



                                    By:


                                    Title:


                                    FLEET NATIONAL BANK, Individually



                                    By:


                                    Title:


                                    ROYAL BANK OF CANADA, Individually



                                    By:


                                    Title:


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                                    MELLON BANK, N.A., Individually



                                    By:


                                    Title:



                                    BANK OF MONTREAL, Individually



                                    By:


                                    Title:


                                    DRESDNER BANK AG (New York Branch and Grand
                                    Cayman Branch), Individually



                                    By:


                                    Title:



                                    By:


                                    Title:


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